Supplement dated May 19, 2016 to the following Prospectuses and Booklets dated April 29, 2016:

*	Variable Adjustable Life
*	Variable Adjustable Life-SD
*	Variable Adjustable Life Horizon
*	Variable Adjustable Life Summit
*	Variable Adjustable Life Survivor
*	MultiOption(r) Advisor Variable Annuity
*	MultiOption(r) Legend Variable Annuity
*	MultiOption(r) Extra Variable Annuity
*	MultiOption(r) Guide Variable Annuity
*	MultiOption(r) Achiever Variable Annuity
*	MultiOption(r) Classic Variable Annuity

This supplement should be read with the currently effective or last effective prospectus, along with any other applicable supplements, for the above-listed variable life insurance and variable annuity products.

Effective on or about July 15, 2016, Putnam VT Voyager Fund Class IB Shares ("VT Voyager Fund") is merging and the surviving fund, Putnam VT Growth Opportunities Fund - Class IB Shares ("VT Growth Opportunities Fund") will be added as an investment option to those products listed above.

Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager, has recommended, and the fund's Board of Trustees has approved, the merger of VT Voyager Fund into VT Growth Opportunities Fund, a growth-style equity fund which seeks capital appreciation and which invests mainly in common stocks of large U.S. companies. Completion of the merger is subject to a number of conditions. No shareholder approval of the merger is required. Minnesota Life Insurance Company is not affiliated with Putnam Management and has no control or influence in this decision.

The funds, which are managed by the same portfolio manager, have identical investment objectives and substantially similar investment strategies. VT Voyager Fund invests mainly in midsize and large companies, while VT Growth Opportunities Fund invests mainly in large companies.

The merger will be effected at the relative net asset value of the funds as of the close of business on the business day immediately before the merger. In the merger, all of the assets of VT Voyager Fund will be transferred to VT Growth Opportunities Fund in exchange for shares of VT Growth Opportunities Fund (the "Merger Shares") and VT Growth Opportunities Fund will also assume all of the liabilities of VT Voyager Fund. The Merger Shares of VT Growth Opportunities Fund will have the same aggregate net asset value as the value of the assets of the VT Voyager Fund, net of its liabilities. After receipt of the Merger Shares, VT Voyager Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of VT Voyager Fund. Shareholders will receive Merger Shares of the same class as the VT Voyager Fund shares they held. The merger is designed to be tax-free for U.S. federal income tax purposes.

Owners of the above listed products may, prior to the merger, transfer values out of the Sub-Account invested in VT Voyager Fund and into any other Sub-Account investment option under the product without any fees or charges.
Such a transfer will not count as a transfer for the purposes of any limits on the number of free transfers or any limit on the number of transfers that may apply for any product.

Effective on the merger date, VT Growth Opportunities Fund will be added to the above-listed products and holders of VT Voyager Fund Sub-Account units will become holders of VT Growth Opportunities Fund Sub-Account units. Unless you inform us otherwise, effective July 14, 2016, any instruction to purchase or exchange Sub-Account units to VT Voyager Fund Sub-Account ("Merging Fund Sub-Account") will be deemed to be an instruction for the Sub-Account investment option corresponding to the VT Growth Opportunities Fund ("Surviving Fund Sub-Account"). Effective July 15, 2016, all such instructions that designate the Merging Fund Sub-Account will be deemed to be an instruction for Surviving Fund Sub-Account. This includes, but is not limited to, instructions for purchase payments, partial withdrawals, and transfer instructions (including instructions under any automatic or systematic transfer option).

If your variable life policy or annuity contract value remains allocated to Merging Fund Sub-Account at the time the merger occurs, those units will be replaced by units corresponding to the Surviving Fund Sub-Account, and thereafter the policy or contract value will depend on the performance of the VT Growth Opportunities Fund. The number of Surviving Fund Sub-Account units you receive as a result of the merger will depend on the value of your Merging Fund sub-Account units at the time the merger occurs.

The merger does not result in any change in the amount of your accumulated policy or contract value or in the dollar value of your investment in the separate account. In addition, the merger does not cause any fees or charges under your policy or contract to be greater, it does not alter your rights or our obligations under the policy or contract and it does not result in any tax liability to you.

You will receive an additional product supplement and a copy of the Putnam VT Growth Opportunities Fund summary prospectus when the fund is added to each above-listed product. You should read the prospectus carefully and consider the investment objectives, risks, charges, and expenses associated with any underlying investment option before you invest.



F86109 5-2016
Please retain this supplement for future reference.